SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Neoleukin Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on November 12, 2019.

NEOLEUKIN THERAPEUTICS, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 18, 2019
Date: November 12, 2019 Time: 1:30 p.m. local time
	Location:	Fenwick & West LLP
1191 2nd Avenue
FI. 10 Seattle, Washington 98101
NEOLEUKIN THERAPEUTICS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2018 ANNUAL REPORT            PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	01)	Jonathan G. Drachman

	02)	Sarah B. Noonberg

The Board of Directors recommends you vote FOR the following proposals:

2.

To approve the conversion of 101,927 shares of the company’s non-voting convertible preferred stock issued to the former equity holders of Neoleukin Therapeutics, Inc. (“Former Neoleukin”) in connection with the completed acquisition of Former Neoleukin, into 10,192,700 shares of the company’s common stock.

3.	To approve an amendment to the company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

4.

To approve, at the discretion of the Board of Directors, an amendment to the company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of the Board of Directors before December 31, 2020, and a corresponding reduction in the number of authorized shares of common stock, without further approval or authorization of the stockholders.

5.

To approve amendments to the company’s 2014 Equity Incentive Plan to, among other things, increase the number of shares of the company’s common stock available for grant and issuance thereunder by 4,500,000 shares.

6.	To ratify the appointment of Deloitte LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2019.

7.

To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Proposal Nos. 1 through 6 at the time of the Annual Meeting or in the absence of a quorum.

NOTE: In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	01)	Jonathan G. Drachman

	02)	Sarah B. Noonberg

The Board of Directors recommends you vote FOR the following proposals:

3.	To approve an amendment to the company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

4.

To approve, at the discretion of the Board of Directors, an amendment to the company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of the Board of Directors before December 31, 2020, and a corresponding reduction in the number of authorized shares of common stock, without further approval or authorization of the stockholders.

5.

To approve amendments to the company’s 2014 Equity Incentive Plan to, among other things, increase the number of shares of the company’s common stock available for grant and issuance thereunder by 4,500,000 shares.

6.	To ratify the appointment of Deloitte LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2019.

7.

To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Proposal Nos. 1 through 6 at the time of the Annual Meeting or in the absence of a quorum.

NOTE: In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.